UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 20, 2021

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1358

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, No Par Value	ESCA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                     ☐

Section 5 – Corporate Governance and Management

Item 5.02 – Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2021, the Board of Directors (the “Board”) of Escalade, Incorporated (“Escalade” or the “Company”) announced that Walter P. Glazer, Jr. has agreed to become the Company’s full-time Chief Executive Officer and President effective January 1, 2022.

Mr. Glazer, age 63, has served as the Company’s interim Chief Executive Officer and President since February 19, 2021. Mr. Glazer also has served as a director at Escalade since 2015 and has served as Chairman of the Board of Directors since May of 2018. Mr. Glazer continues to serve as the Chairman of the Escalade Board of Directors, which Chairman position will be voted upon yearly by the Board.Mr. Glazer has served as Chief Executive Officer of Speedball Art Products Company since 1997.

There is no arrangement or understanding between Mr. Glazer and any other person pursuant to which Mr. Glazer was hired as the Company’s Chief Executive Officer and President. Mr. Glazer has no family relationship with any executive officer or director of Escalade. Mr. Glazer has not been involved in any related party transaction with Escalade, nor does he have a direct or indirect material interest in any of Escalade’s existing or currently proposed transactions.

The initial terms of Mr. Glazer’s full-time employment as Chief Executive Officer and President are contained in the offer letter entered into on December 20, 2021 by the Company and Mr. Glazer (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Glazer will be entitled to the following compensation and benefits:

●	Annual base salary of $500,004, subject to annual review by Escalade’s Compensation Committee.

●
Annual cash incentive bonus through participation in the Company’s annual profit improvement plan, the amount of which is to be based on the performance of the Company and Mr. Glazer as determined by Escalade’s Compensation Committee.

●
An inducement award consisting of restricted stock units (“RSUs”) having a fair market value equal to $900,000 based on the trailing 30-day volume weighted average trading per share prices of Escalade common stock on The Nasdaq Stock Market ending on January 1, 2022, the date Mr. Glazer commences full-time employment with the Company. One third of the RSUs will vest on each of January 1, 2023, January 1, 2024, and January 1, 2025.

●
Annual equity incentives pursuant to the Company’s equity incentive plan, which grants may be in the form of RSUs, restricted stock, stock options, or similar incentives. The amounts and terms of any such grants will be as determined by Escalade’s Compensation Committee and Board of Directors.

●	Participation in Escalade’s standard health and welfare plans, consistent with Company policy.

The foregoing summary of the material terms of the Offer Letter is qualified in its entirety by the Offer Letter filed as Exhibit 10.1 to this Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements relating to present or future trends or factors that are subject to risks and uncertainties. These risks include, but are not limited to: specific and overall impacts of the COVID-19 global pandemic on Escalade’s financial condition and results of operations; Escalade’s plans and expectations surrounding the transition to its new Chief Executive Officer and all potential related effects and consequences; the impact of competitive products and pricing; product demand and market acceptance; new product development; Escalade’s ability to achieve its business objectives, especially with respect to its Sporting Goods business on which it has chosen to focus; Escalade’s ability to successfully achieve the anticipated results of strategic transactions, including the integration of the operations of acquired assets and businesses and of divestitures or discontinuances of certain operations, assets, brands, and products; the continuation and development of key customer, supplier, licensing and other business relationships; Escalade’s ability to develop and implement our own direct to consumer e-commerce distribution channel; Escalade’s ability to successfully negotiate the shifting retail environment and changes in consumer buying habits; the financial health of our customers; disruptions or delays in our business operations, including without limitation disruptions or delays in our supply chain, arising from political unrest, war, labor strikes, natural disasters, public health crises such as the coronavirus pandemic, and other events and circumstances beyond our control; Escalade’s ability to control costs; Escalade’s ability to successfully implement actions to lessen the potential impacts of tariffs and other trade restrictions applicable to our products and raw materials, including impacts on the costs of producing our goods, importing products and materials into our markets for sale, and on the pricing of our products; general economic conditions; fluctuation in operating results; changes in foreign currency exchange rates; changes in the securities markets; Escalade’s ability to obtain financing and to maintain compliance with the terms of such financing; the availability, integration and effective operation of information systems and other technology, and the potential interruption of such systems or technology; risks related to data security of privacy breaches; and other risks detailed from time to time in Escalade’s filings with the Securities and Exchange Commission. Escalade’s future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to release revisions to these forward-looking statements after the date of this report.

Item 7.01 Regulation FD Disclosure.

On December 23, 2021, the Company issued a press release announcing the matters described in Item 5.02. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K. The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
10.1 99.1 104
Offer Letter, dated December 20, 2021, by and between Walter P. Glazer, Jr. and Escalade, Incorporated

Press Release dated December 23, 2021

Cover Page Interactive Data File, formatted Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2021	ESCALADE, INCORPORATED

By: /s/ STEPHEN R. WAWRIN

Stephen R. Wawrin, Vice President and Chief Financial Officer

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